UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C., 20549


                                   Form 8-K
                                Current Report
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date Of Report (Date Of Earliest Event Reported): April 15, 2005


                                 Owens Corning
                    -------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number: 1-3660
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                  DE                                          34-4323452
         --------------------                            --------------------
   (State or Other Jurisdiction of                         (I.R.S. Employer
    Incorporation or Organization)                       Identification No.)


                  One Owens Corning Parkway, Toledo, OH 43659
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         (Address of Principal Executive Offices, Including Zip Code)


                                 419-248-8000
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             (Registrant's Telephone Number, Including Area Code)

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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b)
       under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e-4(c))



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                      Items to be Included in this Report

Item 8.01 Other Events.

         On February 23, 2005, Owens Corning and certain of its United States subsidiaries, as debtors in possession (the "Debtors"), filed an emergency motion (the "Motion") for entry of interim and final orders pursuant to Sections 105(a), 362(a)(3) and 541 under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") before the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

         The Motion sought an order from the Bankruptcy Court (the "Order") to enable the Debtors to avoid limitations on the use of their tax net operating loss carryforwards and certain other tax attributes by imposing certain notice procedures and transfer restrictions on the trading of equity securities of Owens Corning. Current Reports on Form 8-K were filed by Owens Corning on February 24, 2005, containing a summary of the Motion and proposed orders, and March 3, 2005, containing the Motion and Interim Order granted March 1, 2005.

         On April 15, 2005, a Final Order granting the relief sought by the Motion was granted by The Honorable Judith K. Fitzgerald of the Bankruptcy Court, and was entered on the docket (Docket No. 14555).

         Any statements relating to the Motion and the Final Order are qualified in their entirety by the attached Motion, the Final Order and the exhibits attached thereto, attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Motion and Final Order (including exhibits thereto).



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                                 Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                        Owens Corning


Date: April 19, 2005                    By:   /s/ Stephen K. Krull
                                             -----------------------------------
                                             Stephen K. Krull
                                             Senior Vice President, General
                                             Counsel and Secretary




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                                 EXHIBIT INDEX


Exhibit No.       Description
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99.1              Motion and Interim Order (including exhibits thereto)